                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                               _________________


                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):        January 23, 2001

                                  RESMED INC.
--------------------------------------------------------------------------------
             Exact name of registrant as specified in its charter


               Delaware                               0-26038                                 98-0152841
---------------------------------------     ----------------------------      -----------------------------------------
State of incorporation or organization         Commission File Number             I.R.S. Employer Identification No.


             14040 Danielson Street, Poway, California 92064-6857
             ----------------------------------------------------
                    Address of principal executive offices


                                (858) 746-2400
            -------------------------------------------------------
              Registrant's telephone number, including area code


         _____________________________________________________________
          Former name or former address, if changed since last report
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Item 5.  Other Events.
         ------------

               On January 23, 2001, ResMed Inc. (the "Company") executed the Second Amendment to Rights Agreement (the "Second Amendment"), which further amended in certain respects the Rights Agreement between the Company and American Stock Transfer & Trust Company, dated as of April 23, 1997 (the "Rights Agreement") as first amended on March 19, 1999 (the "First Amendment").

               The Second Amendment, among other things, amends the definition of "Acquiring Person" and "Trigger Event" to increase the ownership threshold from 15% to 20%. A copy of the Second Amendment is attached hereto as Exhibit
4.1 and is incorporated herein by reference. The foregoing discussion is qualified in its entirety by reference to the Second Amendment, the First Amendment and the Rights Agreement.

Item 7.  Exhibits.
         --------

         4.1 Second Amendment to Rights Agreement, dated as of January 23, 2001, between ResMed Inc. and American Stock Transfer & Trust Company, as Rights Agent.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 23, 2001


                                  RESMED INC.


                                  By:    /s/ DR. PETER C. FARRELL
                                         -------------------------------
                                  Name:  Dr. Peter C. Farrell
                                  Title: Chairman of the Board and Chief
                                         Executive Officer

                                 EXHIBIT INDEX

     4.1 Second Amendment to Rights Agreement, dated as of January 23, 2001, between ResMed Inc. and American Stock Transfer & Trust Company, as Rights Agent.